UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 17, 2026

GENVOR INCORPORATED

(Exact name of Registrant as specified in its Charter)

Nevada	000-56589	83-2054746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1550 W Horizon Ridge Pkwy, Ste R #3040

Henderson, NV 89012

(Address of Principal Executive Offices)

(715) 903-6473

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K filed by Genvor Incorporated (the “Company”) with the Securities and Exchange Commission on April 22, 2026 (the “Prior 8-K”), on April 16, 2026, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with Evergreen Capital Management LLC (“Evergreen”), pursuant to which the Company agreed to issue and sell to Evergreen (i) convertible promissory notes in the aggregate principal amount of up to $800,000 (each, a “Note”), and (ii) warrants to purchase up to 600,000 shares of Company common stock, for an aggregate purchase price of up to $666,668, payable in four tranches (each, a “Tranche”).

On June 17, 2026 (the “Effective Date”), the Company and Evergreen entered into a side letter agreement (the “Letter Agreement”), pursuant to which, among things: (i) Evergreen’s registration rights, including its piggyback registration rights, were deleted; (ii) the number of warrants to be issued was increased from 600,000 to up to 1,200,000; (iii) Evergreen accelerated the funding of the second and third Tranches such that, on the Effective Date, the Company received gross proceeds of $333,334; and (iv) the fourth Tranche in the amount of $166,667 (the “Fourth Tranche”) may be funded at the option of Evergreen, provided that Evergreen’s option to fund the Fourth Tranche will expire upon the maturity date of the Note.

In connection with the funding of the second and third Tranches, on June 17, 2026, the Company issued to Evergreen a five-year warrant (the “Warrant”) to purchase up to 300,000 shares (the “Warrant Shares”) of the Company’s common stock at an exercise price of $1.00 per share, subject to adjustment. Pursuant to the Warrant, if at any time after the six month anniversary of the issuance date, the Market Price (as defined in the Warrant) of one share of common stock is greater than the exercise price and the Warrant Shares are not registered pursuant to an effective registration statement, Evergreen may exercise the Warrant on a cashless basis.

The foregoing descriptions of the Letter Agreement and the Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the Letter Agreement and the Warrant, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 regarding the issuance of the Warrant is incorporated herein by reference. The Warrant and Warrant Shares issuable upon exercise thereof have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were issued in reliance upon the exemption from registration set forth in Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Side Letter Agreement, dated June 17, 2026, between the Company and Evergreen Capital Management LLC
10.2	Warrant dated June 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 22, 2026

GENVOR INCORPORATED

By:	/s/ Chad Pawlak
Name:	Chad Pawlak
Title:	Chief Executive Officer

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